EXHIBIT 10-F-10




                                                       December 27, 2005



Mr. Taras R. Proczko
Hartmarx Corporation
101 North Wacker Drive
Chicago, Illinois 60606


            Re: Employment Agreement dated as of August 8, 2002, as amended to the date hereof (the "Employment Agreement"), by and between Hartmarx Corporation and Taras R. Proczko


Dear Terry:

Reference is made to the Employment Agreement between you, as Executive, and Hartmarx Corporation (the "Company"). Hartmarx Corporation has been authorized by the Compensation and Stock Option Committee of the Board of Directors to amend the Employment Agreement in certain respects, effective as of the date of this letter, as set forth below.

         1. Section 1 of the Employment Agreement is hereby amended by deleting the first clause thereof, through the semi-colon ";" in line 4, and inserting the following:

         "The Company hereby employs Executive and Executive hereby agrees to remain in the employ of the Company for an employment term ("Agreement Period") beginning on the date of this Agreement, and continuing in effect through December 31, 2007;"

         2. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Employment Agreement.

         3. Except as expressly amended by this letter, the Employment Agreement shall remain in full force and effect in accordance with its terms.

Mr. Taras R. Proczko
Hartmarx Corporation
December 27, 2005
Page 2



Please sign both copies of this letter where indicated below evidencing your agreement to this amendment to the Employment Agreement and return one fully executed counterpart to me. When fully executed, this letter will serve as an amendment to the Employment Agreement.

                                          Sincerely,

                                          /s/ HOMI B. PATEL





Agreed and Accepted this
27th day of December, 2005


/s/ TARAS R. PROCZKO
--------------------
Taras R. Proczko










HBP